SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 27, 1999



                                                   ADEPT TECHNOLOGY, INC.
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                                   (Exact name of registrant as specified in its charter)


               California                                 0-27122                                94-2900635
------------------------------------------ --------------------------------------- ----------------------------------------
     (State or other jurisdiction of              (Commission File Number)            (IRS Employer Identification No.)
     incorporation or organization)


                                      150 Rose Orchard Way, San Jose, California 95134
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                         (Address of principal executive offices of Registrant, including zip code)


                                                       (408) 432-0888
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                                    (Registrant's telephone number, including area code)


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Item 5.       Other Events.

              In a press  release  made on October 27, 1999,  Adept  Technology,
Inc., a California corporation, reported its financial results for its fiscal year 2000. The text of this press release is attached hereto as Exhibit 99.1

Item 7.       Financial Statements and Exhibits.

      (c)     Exhibits
              99.1     Press Release dated October 27, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to its Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 1, 1999

                                                    ADEPT TECHNOLOGY, INC.
                                                    (Registrant)

                                                    /s/ KATHLEEN M. FISHER
                                                    ----------------------------
                                                    Kathleen M. Fisher
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)

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